UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heritage Insurance Holdings, Inc. 2600 McCormick Drive, Suite 300 Clearwater, Florida		33759
(Address of principal executive offices)		(Zip Code)

(727) 362-7202

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company¨  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨  ☒

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 7, 2017, Heritage Insurance Holdings, Inc. (the “Company”) completed a private unregistered sale of an additional $11,750,000 aggregate principal amount (the “Additional Notes”) of its 5.875% convertible senior notes due 2037 (the “Convertible Notes”) to Citigroup Global Markets Inc., as the initial purchaser (the “Initial Purchaser”). In connection with the Company’s previously announced private unregistered offering of $125,000,000 aggregate principal amount of Convertible Notes, the Initial Purchaser was granted the option to purchase up to $18,750,000 of the Company’s Convertible Notes and the Additional Notes were issued and sold to the Initial Purchaser in connection with the Initial Purchaser’s partial exercise of such option.

The Additional Notes were issued under the Indenture (the “Indenture”), dated as of August 16, 2017, among the Company, Heritage MGA, LLC, as guarantor, and Wilmington Trust, National Association, as trustee, establishing the terms and providing for the issuance of the Convertible Notes.

The foregoing descriptions of the Additional Notes and the Indenture are qualified in their entirety by reference to the Indenture and the Form of Note, copies of which were filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2017 and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company offered and sold the Additional Notes to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the Initial Purchaser to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The shares of common stock issuable upon conversion of the Additional Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: September 13, 2017	By:	/s/ Bruce Lucas
Bruce Lucas
Chairman & Chief Executive Officer